Exhibit 99.2

Supplemental Operating and Financial Data
Fourth Quarter and Year Ended December 31, 2017

Q4 2017 Supplemental	Page 2

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our acquisition or disposition of properties, our capital resources, future expenditures for development projects, and our results of operations and financial condition. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would,” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. In addition, references to our budgeted amounts and guidance are forward-looking statements. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

NON-GAAP INFORMATION

This document contains certain non-GAAP measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measurements of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See pages 31 through 33 for definitions of certain non-GAAP financial measures used in this document and the reconciliations of certain non-GAAP measures in the Appendix on pages 34 through 41.

Q4 2017 Supplemental	Page 3

COMPANY PROFILE

THE COMPANY

EPR Properties (“EPR” or the “Company”) is a self-administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust (“REIT”), and an initial public offering was completed on November 18, 1997.

Since that time, the Company has grown into a leading specialty real estate investment trust with an investment portfolio that includes Entertainment, Education, Recreation and Other specialty investments.

ENTERTAINMENT

- MEGAPLEX THEATRES
- ENTERTAINMENT RETAIL CENTERS
- FAMILY ENTERTAINMENT CENTERS

EDUCATION

- PUBLIC CHARTER SCHOOLS
- PRIVATE SCHOOLS
- EARLY CHILDHOOD EDUCATION

RECREATION

- GOLF ENTERTAINMENT COMPLEXES
- SKI AREAS
- ATTRACTIONS
- OTHER RECREATION

COMPANY STRATEGY
Our vision is to become the leading specialty REIT by focusing our unique knowledge and resources on select underserved real estate segments which provide the potential for outsized returns.
EPR’s primary business objective is to enhance shareholder value by achieving predictable growth in Funds from Operations (“FFO”) and dividends per share. Central to our growth is remaining focused on acquiring or developing properties in our primary investment segments: Entertainment, Education and Recreation. We may also pursue opportunities to provide mortgage financing for these investment segments in certain situations where this structure is more advantageous than owning the underlying real estate.

Our segment focus is consistent with our strategic organizational design which is structured around building centers of knowledge and strong operating competencies in each of our primary segments. Retention and building of this knowledge depth creates a competitive advantage allowing us to more quickly identify key market trends.

To this end we will deliberately apply information and our ingenuity to identify properties which represent potential logical extensions within each of our segments, or potential future investment segments. As part of our strategic planning and portfolio management process we assess new opportunities against the following five key underwriting principles:

INFLECTION OPPORTUNITY - Renewal or restructuring in an industry’s properties
ENDURING VALUE - Real estate devoted to and improving long-lived activities
EXCELLENT EXECUTION - Market-dominant performance that creates value beyond tenant credit
ATTRACTIVE ECONOMICS - Accretive initial returns along with growth in yield
ADVANTAGEOUS POSITION - Sustainable competitive advantages

Q4 2017 Supplemental	Page 4

INVESTOR INFORMATION

SENIOR MANAGEMENT

Greg Silvers	Mark Peterson
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

Jerry Earnest	Craig Evans
Senior Vice President and Chief Investment Officer	Senior Vice President, General Counsel and Secretary

Tonya Mater	Mike Hirons
Vice President and Chief Accounting Officer	Senior Vice President - Strategy and Asset Management

COMPANY INFORMATION

CORPORATE HEADQUARTERS	TRADING SYMBOLS
909 Walnut Street, Suite 200	Common Stock:
Kansas City, MO 64106	EPR
888-EPR-REIT	Preferred Stock:
www.eprkc.com	EPR-PrC
EPR-PrE
STOCK EXCHANGE LISTING	EPR-PrG
New York Stock Exchange

EQUITY RESEARCH COVERAGE

Bank of America Merrill Lynch	Jeffrey Spector/Joshua Dennerlein	646-855-1363
Citi Global Markets	Michael Bilerman/Nick Joseph	212-816-4471
FBR & Co.	David Corak	703-312-1610
Janney Montgomery Scott	Rob Stevenson	646-840-3217
J.P. Morgan	Anthony Paolone	212-622-6682
Kansas City Capital Associates	Jonathan Braatz	816-932-8019
Keybanc Capital Markets	Jordan Sadler/Craig Mailman	917-368-2280
Ladenburg Thalmann	John Massocca	212-409-2056
RBC Capital Markets	Michael Carroll/Wes Golladay	440-715-2649
Stifel	Simon Yarmak	443-224-1345
SunTrust Robinson Humphrey	Ki Bin Kim	212-303-4124

EPR Properties is followed by the analysts identified above.  Please note that any opinions, estimates, forecasts or recommendations regarding EPR Properties’ performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of EPR Properties or its management.  EPR Properties does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Q4 2017 Supplemental	Page 5

SELECTED FINANCIAL INFORMATION
(UNAUDITED, DOLLARS AND SHARES IN THOUSANDS)

	THREE MONTHS ENDED DECEMBER 31,		YEAR ENDED DECEMBER 31,
Operating Information:	2017	2016	2017	2016
Revenue	$147,700	$130,831	$575,991	$493,242
Net income available to common shareholders of EPR Properties	54,668	52,190	234,218	201,176
Adjusted EBITDA (1)	139,984	113,835	507,722	428,408
Interest expense, net	35,271	26,834	133,124	97,144
Recurring principal payments	197	2,516	3,241	9,963
Capitalized interest	2,046	2,715	9,879	10,697
Straight-lined rental revenue	(7,085)	6,062	4,332	17,012
Dividends declared on preferred shares	6,438	5,951	24,293	23,806
Dividends declared on common shares	75,297	61,095	291,179	244,043
General and administrative expense	9,596	10,234	43,383	37,543

	DECEMBER 31,
Balance Sheet Information:	2017	2016
Total assets	$6,191,493	$4,865,022
Accumulated depreciation	741,334	635,535
Total assets before accumulated depreciation (gross assets)	6,932,827	5,500,557
Cash and cash equivalents	41,917	19,335
Debt	3,028,827	2,485,625
Deferred financing costs, net	32,852	29,320
Net debt (1)	3,019,762	2,495,610
Equity	2,927,325	2,185,901
Common shares outstanding	74,125	63,647
Total market capitalization (using EOP closing price)	8,243,194	7,409,787
Net debt/total market capitalization	37%	34%
Net debt/gross assets	44%	45%
Net debt/Adjusted EBITDA (2)	5.39	5.48
Adjusted net debt/Annualized adjusted EBITDA (1)(3)(4)	5.37	5.37

(1) See pages 31 through 33 for definitions.
(2) Adjusted EBITDA is for the quarter multiplied times four. See pages 31 through 33 for definitions. See calculation on page 40.
(3) Adjusted net debt is net debt less 40% times property under development. See pages 31 through 33 for definitions.
(4) Annualized adjusted EBITDA is adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items which is then multiplied times four. These calculations can be found on page 40 under the reconciliation of Adjusted EBITDA and Annualized Adjusted EBITDA. See pages 31 through 33 for definitions.

Q4 2017 Supplemental	Page 6

SELECTED BALANCE SHEET INFORMATION
(UNAUDITED, DOLLARS IN THOUSANDS)

ASSETS	4TH QUARTER 2017	3RD QUARTER 2017	2ND QUARTER 2017	1ST QUARTER 2017	4TH QUARTER 2016	3RD QUARTER 2016
Rental properties:
Entertainment	$2,762,801	$2,696,125	$2,549,940	$2,545,532	$2,511,432	$2,483,321
Education	1,005,340	1,033,149	938,673	877,716	848,883	811,359
Recreation	1,420,690	1,361,445	1,320,216	754,521	715,323	650,350
Other	156,734	156,659	156,420	156,390	155,659	155,071
Less: accumulated depreciation	(741,334)	(711,384)	(676,364)	(661,029)	(635,535)	(609,103)
Land held for development	33,692	33,674	33,672	22,530	22,530	22,530
Property under development	257,629	284,211	271,692	331,934	297,110	263,026
Mortgage notes receivable: (1)
Entertainment	31,105	39,679	36,418	33,735	37,669	36,032
Education	337,499	329,991	303,271	288,409	243,315	70,609
Recreation	602,145	602,701	601,910	349,653	332,994	331,726
Other	—	—	—	—	—	2,511
Investment in direct financing leases, net	57,903	57,698	93,307	103,095	102,698	189,152
Investment in joint ventures	5,602	5,616	5,581	5,522	5,972	6,159
Cash and cash equivalents	41,917	11,412	70,872	14,446	19,335	7,311
Restricted cash	17,069	24,323	24,255	28,523	9,744	20,463
Accounts receivable, net	93,693	99,213	106,480	96,267	98,939	81,217
Other assets	109,008	108,498	102,543	99,538	98,954	99,236
Total assets	$6,191,493	$6,133,010	$5,938,886	$5,046,782	$4,865,022	$4,620,970

LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued liabilities	$136,929	$140,582	$142,526	$101,438	$119,758	$101,019
Common dividends payable	25,203	25,046	25,044	22,022	20,367	20,361
Preferred dividends payable	4,982	5,951	5,952	5,952	5,951	5,951
Unearned rents and interest	68,227	85,198	71,098	61,579	47,420	55,636
Line of credit	210,000	170,000	—	150,000	—	200,000
Deferred financing costs, net	(32,852)	(33,951)	(34,086)	(28,231)	(29,320)	(18,885)
Other debt	2,851,679	2,851,876	2,827,006	2,494,613	2,514,945	2,067,461
Total liabilities	3,264,168	3,244,702	3,037,540	2,807,373	2,679,121	2,431,543
Equity:
Common stock and additional paid-in- capital	3,479,755	3,421,631	3,417,750	2,755,783	2,677,709	2,669,330
Preferred stock at par value	148	138	139	139	139	139
Treasury stock	(121,591)	(121,539)	(121,533)	(120,955)	(113,172)	(107,136)
Accumulated other comprehensive income	12,483	10,919	9,698	8,606	7,734	4,698
Distributions in excess of net income	(443,470)	(422,841)	(404,708)	(404,164)	(386,509)	(377,604)
Total equity	2,927,325	2,888,308	2,901,346	2,239,409	2,185,901	2,189,427
Total liabilities and equity	$6,191,493	$6,133,010	$5,938,886	$5,046,782	$4,865,022	$4,620,970

(1) Includes related accrued interest receivable.

Q4 2017 Supplemental	Page 7

SELECTED OPERATING DATA
(UNAUDITED, DOLLARS IN THOUSANDS)

	4TH QUARTER 2017	3RD QUARTER 2017	2ND QUARTER 2017	1ST QUARTER 2017	4TH QUARTER 2016	3RD QUARTER 2016
Rental revenue and tenant reimbursements:
Entertainment	$74,383	$70,621	$69,403	$68,840	$69,147	$67,950
Education	12,862	21,479	22,333	22,357	22,971	19,905
Recreation	33,909	32,171	29,384	17,299	17,084	15,958
Other	2,292	2,290	2,290	2,290	2,290	2,290
Mortgage and other financing income:
Entertainment	981	1,151	1,096	1,179	1,260	1,294
Education (1)	9,106	9,023	8,868	8,549	7,311	7,319
Recreation	13,590	14,140	13,104	7,906	7,540	8,384
Other	—	—	—	—	1	34
Other income	577	522	1,304	692	3,227	2,476
Total revenue	$147,700	$151,397	$147,782	$129,112	$130,831	$125,610

Property operating expense	12,891	6,340	6,072	6,350	5,915	5,626
Other expense	242	—	—	—	—	—
General and administrative expense	9,596	12,070	10,660	11,057	10,234	9,091
Costs associated with loan refinancing or payoff	58	1,477	9	5	—	14
Gain on early extinguishment of debt	—	—	(977)	—	—	—
Interest expense, net	35,271	34,194	32,967	30,692	26,834	24,265
Transaction costs	135	113	218	57	2,988	2,947
Impairment charges	—	—	10,195	—	—	—
Depreciation and amortization	37,027	34,694	33,148	28,077	28,351	27,601
Income before equity in income in joint ventures and other items	52,480	62,509	55,490	52,874	56,509	56,066
Equity in (loss) income from joint ventures	(14)	35	59	(8)	118	203
Gain on sale of real estate	13,480	997	25,461	2,004	1,430	1,615
Income tax (expense) benefit	(383)	(587)	(475)	(954)	84	(358)
Net income	65,563	62,954	80,535	53,916	58,141	57,526
Preferred dividend requirements	(6,438)	(5,951)	(5,952)	(5,952)	(5,951)	(5,951)
Preferred share redemption costs	(4,457)	—	—	—	—	—
Net income available to common shareholders of EPR Properties	$54,668	$57,003	$74,583	$47,964	$52,190	$51,575

(1) Represents income from owned assets under direct financing leases and 19 mortgage notes receivable.

Q4 2017 Supplemental	Page 8

FUNDS FROM OPERATIONS AND FUNDS FROM OPERATIONS AS ADJUSTED
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT PER SHARE INFORMATION)
FUNDS FROM OPERATIONS ("FFO") (1):	4TH QUARTER 2017	3RD QUARTER 2017	2ND QUARTER 2017	1ST QUARTER 2017	4TH QUARTER 2016	3RD QUARTER 2016
Net income available to common shareholders of EPR Properties	$54,668	$57,003	$74,583	$47,964	$52,190	$51,575
Gain on sale of real estate (excluding land sale)	(13,480)	(997)	(25,461)	(2,004)	—	(549)
Real estate depreciation and amortization	36,797	34,457	32,906	27,880	28,179	27,147
Allocated share of joint venture depreciation	55	55	54	54	55	56
Impairment of direct financing lease - residual value portion (2)	—	—	2,897	—	—	—
FFO available to common shareholders of EPR Properties	$78,040	$90,518	$84,979	$73,894	$80,424	$78,229

FFO available to common shareholders of EPR Properties	$78,040	$90,518	$84,979	$73,894	$80,424	$78,229
Add: Preferred dividends for Series C preferred shares	1,940	1,941	1,941	1,941	1,941	1,941
Add: Preferred dividends for Series E preferred shares	1,940	—	—	—	—	—
Diluted FFO available to common shareholders of EPR Properties	$81,920	$92,459	$86,920	$75,835	$82,365	$80,170

FUNDS FROM OPERATIONS AS ADJUSTED (1):
FFO available to common shareholders of EPR Properties	$78,040	$90,518	$84,979	$73,894	$80,424	$78,229
Costs associated with loan refinancing or payoff	58	1,477	9	5	—	14
Gain on insurance recovery (included in other income)	—	—	(606)	—	(847)	(1,825)
Termination fee included in gain on sale	13,275	954	3,900	1,920	—	549
Preferred share redemption costs	4,457	—	—	—	—	—
Gain on early extinguishment of debt	—	—	(977)	—	—	—
Transaction costs	135	113	218	57	2,988	2,947
Gain on sale of land	—	—	—	—	(1,430)	(1,066)
Deferred income tax expense (benefit)	(99)	227	50	634	(401)	(44)
Impairment of direct financing lease - allowance for lease loss portion (2)	—	—	7,298	—	—	—
FFO as adjusted available to common shareholders of EPR Properties	$95,866	$93,289	$94,871	$76,510	$80,734	$78,804

FFO as adjusted available to common shareholders of EPR Properties	$95,866	$93,289	$94,871	$76,510	$80,734	$78,804
Add: Preferred dividends for Series C preferred shares	1,940	1,941	1,941	1,941	1,941	1,941
Add: Preferred dividends for Series E preferred shares	1,940	—	—	—	—	—
Diluted FFO as adjusted available to common shareholders of EPR Properties	$99,746	$95,230	$96,812	$78,451	$82,675	$80,745
FFO per common share:
Basic	$1.06	$1.23	$1.16	$1.15	$1.26	$1.23
Diluted	1.06	1.22	1.15	1.15	1.25	1.22
FFO as adjusted per common share:
Basic	$1.30	$1.27	$1.30	$1.19	$1.27	$1.24
Diluted	1.29	1.26	1.29	1.19	1.26	1.23
Shares used for computation (in thousands):
Basic	73,774	73,663	73,159	64,033	63,635	63,627
Diluted	73,832	73,724	73,225	64,102	63,716	63,747

Weighted average shares outstanding-Diluted EPS	73,832	73,724	73,225	64,102	63,716	63,747
Effect of dilutive Series C preferred shares	2,083	2,072	2,063	2,053	2,044	2,036
Effect of dilutive Series E preferred shares	1,592	—	—	—	—	—
Adjusted weighted-average shares outstanding-diluted	77,507	75,796	75,288	66,155	65,760	65,783
(1) See pages 31 through 33 for definitions.
(2) Impairment charges recognized during the three months ended June 30, 2017 total $10.2 million and related to our investment in direct financing leases, net, consisting of $2.9 million related to the residual value portion and $7.3 million related to the allowance for lease loss portion.

Q4 2017 Supplemental	Page 9

ADJUSTED FUNDS FROM OPERATIONS
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT PER SHARE INFORMATION)
ADJUSTED FUNDS FROM OPERATIONS ("AFFO") (1):	4TH QUARTER 2017	3RD QUARTER 2017	2ND QUARTER 2017	1ST QUARTER 2017	4TH QUARTER 2016	3RD QUARTER 2016

FFO available to common shareholders of EPR Properties	$78,040	$90,518	$84,979	$73,894	$80,424	$78,229
Adjustments:
Amortization of above/below market leases, net and tenant allowances	(66)	(55)	(31)	45	45	42
Transaction costs	135	113	218	57	2,988	2,947
Non-real estate depreciation and amortization	230	237	242	197	172	454
Deferred financing fees amortization	1,588	1,598	1,525	1,456	1,265	1,187
Costs associated with loan refinancing or payoff	58	1,477	9	5	—	14
Gain on insurance recovery (included in other income)	—	—	(606)	—	(847)	(1,825)
Termination fees included in gain on sale	13,275	954	3,900	1,920	—	549
Share-based compensation expense to management and trustees	3,576	3,605	3,503	3,458	2,882	2,778
Maintenance capital expenditures (2)	(1,207)	(1,125)	(1,590)	(1,601)	(2,409)	(805)
Straight-lined rental revenue	7,085	(2,357)	(4,009)	(5,051)	(6,062)	(4,597)
Non-cash portion of mortgage and other financing income	(719)	(905)	(901)	(555)	(862)	(962)
Preferred share redemption costs	4,457	—	—	—	—	—
Gain on early extinguishment of debt	—	—	(977)	—	—	—
Gain on sale of land	—	—	—	—	(1,430)	(1,066)
Deferred income tax expense (benefit)	(99)	227	50	634	(401)	(44)
Impairment of direct financing lease - allowance for lease loss portion	—	—	7,298	—	—	—
AFFO available to common shareholders of EPR Properties	$106,353	$94,287	$93,610	$74,459	$75,765	$76,901

AFFO available to common shareholders of EPR Properties	$106,353	$94,287	$93,610	$74,459	$75,765	$76,901
Add: Preferred dividends for Series C preferred shares	1,940	1,941	1,941	1,941	1,941	1,941
Add: Preferred dividends for Series E preferred shares	1,940	—	—	—	—	—
Diluted AFFO available to common shareholders of EPR Properties	$110,233	$96,228	$95,551	$76,400	$77,706	$78,842

Weighted average diluted shares outstanding (in thousands)	73,832	73,724	73,225	64,102	63,716	63,747
Effect of dilutive Series C preferred shares	2,083	2,072	2,063	2,053	2,044	2,036
Effect of dilutive Series E preferred shares	1,592	—	—	—	—	—
Adjusted weighted-average shares outstanding-diluted	77,507	75,796	75,288	66,155	65,760	65,783

AFFO per diluted common share	$1.42	$1.27	$1.27	$1.15	$1.18	$1.20

Dividends declared per common share	$1.02	$1.02	$1.02	$1.02	$0.96	$0.96

AFFO payout ratio (3)	72%	80%	80%	89%	81%	80%

(1) See pages 31 through 33 for definitions.
(2) Includes maintenance capital expenditures and certain second generation tenant improvements and leasing commissions.
(3) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Q4 2017 Supplemental	Page 10

CAPITAL STRUCTURE AS OF DECEMBER 31, 2017
(UNAUDITED, DOLLARS IN THOUSANDS)

CONSOLIDATED DEBT
PRINCIPAL PAYMENTS DUE ON DEBT:
	MORTGAGES			BONDS/TERM LOAN/OTHER (1)	UNSECURED CREDIT FACILITY (3)	UNSECURED SENIOR NOTES		TOTAL	WEIGHTED AVG INTEREST RATE
YEAR	AMORTIZATION	MATURITIES
2018	$65	$11,619	(2)	$—	$—	$—		$11,684	6.19%
2019	—	—		—	—	—		—	—%
2020	—	—		—	—	250,000	(2)	250,000	7.75%
2021	—	—		—	—	—		—	—%
2022	—	—		—	210,000	350,000		560,000	4.53%
2023	—	—		400,000	—	275,000		675,000	3.73%
2024	—	—		—	—	148,000		148,000	4.35%
2025	—	—		—	—	300,000		300,000	4.50%
2026	—	—		—	—	642,000		642,000	4.69%
2027	—	—		—	—	450,000		450,000	4.50%
2028	—	—		—	—	—		—	—%
Thereafter	—	—		24,995	—	—		24,995	1.60%
Less: deferred financing costs, net	—	—		—	—	—		(32,852)	—%
	$65	$11,619		$424,995	$210,000	$2,415,000		$3,028,827	4.62%

		BALANCE		WEIGHTED AVG INTEREST RATE	WEIGHTED AVG MATURITY
Fixed rate secured debt		$11,684		6.19%	0.08
Fixed rate unsecured debt (1)		2,765,000		4.84%	6.75
Variable rate secured debt		24,995		1.60%	29.58
Variable rate unsecured debt		260,000		2.49%	4.35
Less: deferred financing costs, net		(32,852)		—%	—
Total		$3,028,827		4.62%	6.71

(1) Includes $350 million of term loan that has been fixed through interest rate swaps through February 7, 2022.
(2) Subsequent to December 31, 2017, the Company paid off its remaining mortgage debt and redeemed all of the outstanding 7.75% Senior Notes due July 15, 2020.
(3) Unsecured Revolving Credit Facility Summary:
		BALANCE			RATE
	COMMITMENT	AT 12/31/2017		MATURITY	AT 12/31/2017

	$1,000,000	$210,000		February 27, 2022	2.49%

Note: This facility has a seven month extension available at the Company's option (solely with respect to the unsecured revolving credit portion of the facility) and includes an accordion feature in which the maximum borrowing amount under the combined unsecured revolving credit and term loan facility can be increased from $1.4 billion to $2.4 billion, in each case, subject to certain terms and conditions.

Q4 2017 Supplemental	Page 11

CAPITAL STRUCTURE AS OF DECEMBER 31, 2017 AND 2016
(UNAUDITED, DOLLARS IN THOUSANDS)

CONSOLIDATED DEBT (continued)

SUMMARY OF DEBT:	December 31, 2017	December 31, 2016

Mortgage note payable, 6.07%, paid in full on January 6, 2017	$—	$9,331
Mortgage note payable, 6.06%, paid in full on February 1, 2017	—	8,615
Mortgage notes payable, 5.73%-5.95%, paid in full on April 3, 2017	—	30,486
Mortgage notes payable, 4.00%, paid in full on April 6, 2017	—	88,629
Mortgage notes payable, 5.86%, paid in full on July 3, 2017	—	22,139
Mortgage note payable, 5.29%, paid in full on July 7, 2017	—	3,298
Mortgage note payable, 6.19%, prepaid in full on January 2, 2018	11,684	12,452
Senior unsecured notes payable, 7.75%, prepaid in full on February 28, 2018	250,000	250,000
Unsecured revolving variable rate credit facility, LIBOR + 1.00%, due February 27, 2022	210,000	—
Senior unsecured notes payable, 5.75%, due August 15, 2022	350,000	350,000
Unsecured term loan payable, LIBOR + 1.10%, $350,000 fixed at 2.71% through April 5, 2019 and 3.15% from April 6, 2019 to February 7, 2022, due February 27, 2023	400,000	350,000
Senior unsecured notes payable, 5.25%, due July 15, 2023	275,000	275,000
Senior unsecured notes payable, 4.35%, due August 22, 2024	148,000	148,000
Senior unsecured notes payable, 4.50%, due April 1, 2025	300,000	300,000
Senior unsecured notes payable, 4.56%, due August 22, 2026	192,000	192,000
Senior unsecured notes payable, 4.75%, due December 15, 2026	450,000	450,000
Senior unsecured notes payable, 4.50%, due June 1, 2027	450,000	—
Bonds payable, variable rate, due August 1, 2047	24,995	24,995
Less: deferred financing costs, net	(32,852)	(29,320)
Total debt	$3,028,827	$2,485,625

Q4 2017 Supplemental	Page 12

CAPITAL STRUCTURE
SENIOR NOTES

SENIOR DEBT RATINGS AS OF DECEMBER 31, 2017

Moody's	Baa2 (stable)
Fitch	BBB- (stable)
Standard and Poor's	BBB- (stable)

SUMMARY OF COVENANTS

The Company has outstanding senior unsecured notes with fixed interest rates of 4.50%, 4.75%, 5.25%, 5.75% and 7.75%. Interest on these notes is paid semiannually. These senior unsecured notes contain various covenants, including: (i) a limitation on incurrence of any debt that would cause the Company's debt to adjusted total assets ratio to exceed 60%; (ii) a limitation on incurrence of any secured debt which would cause the Company’s secured debt to adjusted total assets ratio to exceed 40%; (iii) a limitation on incurrence of any debt which would cause the Company’s debt service coverage ratio to be less than 1.5 times; and (iv) the maintenance at all times of total unencumbered assets not less than 150% of the Company’s outstanding unsecured debt.

The following is a summary of the key financial covenants for the Company's 4.50%, 4.75%, 5.25%, 5.75% and 7.75% senior unsecured notes, as defined and calculated per the terms of the notes. These calculations, which are not based on U.S. generally accepted accounting principles, or GAAP, measurements, are presented to investors to show the Company's ability to incur additional debt under the terms of the senior unsecured notes only and are not measures of the Company's liquidity or performance. The actual amounts as of December 31, 2017 and September 30, 2017 are:

		Actual	Actual
NOTE COVENANTS	Required	4th Quarter 2017 (1)	3rd Quarter 2017 (1)
Limitation on incurrence of total debt (Total Debt/Total Assets)	≤ 60%	44%	45%
Limitation on incurrence of secured debt (Secured Debt/Total Assets)	≤ 40%	1%	1%
Debt service coverage (Consolidated Income Available for Debt Service/Annual Debt Service)	≥ 1.5 x	3.7x	3.7x
Maintenance of total unencumbered assets (Unencumbered Assets/Unsecured Debt)	≥ 150% of unsecured debt	218%	217%

(1) See page 14 for detailed calculations.

Note: The above excludes the private placement notes. Subsequent to December 31, 2017, we redeemed all of the outstanding 7.75% Senior Unsecured Notes due July 15, 2020.

Q4 2017 Supplemental	Page 13

CAPITAL STRUCTURE
SENIOR NOTES
(UNAUDITED, DOLLARS IN THOUSANDS)

COVENANT CALCULATIONS

TOTAL ASSETS:	December 31, 2017			TOTAL DEBT:		December 31, 2017
Total Assets per balance sheet	$6,191,493			Secured debt obligations		$36,679
Add: accumulated depreciation	741,334			Unsecured debt obligations:
Less: intangible assets	28,869			Unsecured debt		3,025,000
Total Assets	$6,961,696			Outstanding letters of credit		—
				Guarantees		24,735
				Derivatives at fair market value, net, if liability		—
				Total unsecured debt obligations:		3,049,735
TOTAL UNENCUMBERED ASSETS:	December 31, 2017			Total Debt		$3,086,414
Unencumbered real estate assets, gross	$6,304,107
Cash and cash equivalents	41,917
Land held for development	33,692
Property under development	257,629
Total Unencumbered Assets	$6,637,345

CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE:	4TH QUARTER 2017		3RD QUARTER 2017	2ND QUARTER 2017	1ST QUARTER 2017	TRAILING TWELVE MONTHS
Adjusted EBITDA per bond documents	$124,971	(1)	$132,987	$130,444	$111,705	$500,107
Less: straight-line rental revenue	7,085		(2,357)	(4,009)	(5,051)	(4,332)
CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE	$132,056		$130,630	$126,435	$106,654	$495,775

ANNUAL DEBT SERVICE:
Interest expense, gross	$37,360		$36,753	$35,599	$33,483	$143,195
Less: deferred financing fees amortization	(1,588)		(1,598)	(1,525)	(1,456)	(6,167)
ANNUAL DEBT SERVICE	$35,772		$35,155	$34,074	$32,027	$137,028

DEBT SERVICE COVERAGE	3.7		3.7	3.7	3.3	3.6

(1) Includes straight-line rental revenue write off and bad debt expense related to CLA.

Q4 2017 Supplemental	Page 14

CAPITAL STRUCTURE AS OF DECEMBER 31, 2017
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT SHARE INFORMATION)

EQUITY

SECURITY	SHARES OUTSTANDING	PRICE PER SHARE AT DECEMBER 31, 2017	LIQUIDIATION PREFERENCE	DIVIDEND RATE	CONVERTIBLE	CONVERSION RATIO AT DECEMBER 31, 2017	CONVERSION PRICE AT DECEMBER 31, 2017

Common shares	74,125,080	$65.46	N/A	(1)	N/A	N/A	N/A
Series C	5,399,050	$26.92	$134,976	5.750%	Y	0.3857	$64.82
Series E	3,449,115	$36.85	$86,228	9.000%	Y	0.4616	$54.16
Series G	6,000,000	$25.03	$150,000	5.750%	N	N/A	N/A

CALCULATION OF TOTAL MARKET CAPITALIZATION:

Common shares outstanding at December 31, 2017 multiplied by closing price at December 31, 2017				$4,852,228
Aggregate liquidation value of Series C preferred shares (2)				134,976
Aggregate liquidation value of Series E preferred shares (2)				86,228
Aggregate liquidation value of Series G preferred shares (2)				150,000
Net debt at December 31, 2017 (3)				3,019,762
Total consolidated market capitalization				$8,243,194

(1) Total monthly dividends declared in the fourth quarter of 2017 were $1.02 per share.
(2) Excludes accrued unpaid dividends at December 31, 2017.
(3) See pages 31 through 33 for definitions.

Q4 2017 Supplemental	Page 15

SUMMARY OF RATIOS
(UNAUDITED)

	4TH QUARTER 2017	3RD QUARTER 2017	2ND QUARTER 2017	1ST QUARTER 2017	4TH QUARTER 2016	3RD QUARTER 2016
Net debt to total market capitalization	37%	35%	33%	34%	34%	30%

Net debt to gross assets	44%	44%	42%	46%	45%	43%

Net debt/Adjusted EBITDA (1)(2)	5.39	5.66	5.28	5.89	5.48	5.18

Adjusted net debt/Annualized adjusted EBITDA (3)(4)	5.37	5.38	5.08	5.54	5.37	5.08

Interest coverage ratio (5)	3.6	3.6	3.6	3.3	3.7	3.9

Fixed charge coverage ratio (5)	3.1	3.1	3.1	2.8	3.1	3.2

Debt service coverage ratio (5)	3.6	3.6	3.6	3.1	3.4	3.6

FFO payout ratio (6)	96%	84%	89%	89%	77%	79%

FFO as adjusted payout ratio (7)	79%	81%	79%	86%	76%	78%

AFFO payout ratio (8)	72%	80%	80%	88%	81%	80%

(1) See pages 31 through 33 for definitions.
(2) Adjusted EBITDA is for the quarter multiplied times four. See calculation on page 40.
(3) Adjusted net debt is net debt less 40% times property under development. See pages 31 through 33 for definitions.
(4) Annualized adjusted EBITDA is Adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items which is then multiplied times four. These calculations can be found on page 40 under the reconciliation of Adjusted EBITDA and Annualized Adjusted EBITDA. See pages 31 through 33 for definitions.

(5) See page 17 for detailed calculation.
(6) FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.
(7) FFO as adjusted payout ratio is calculated by dividing dividends declared per common share by FFO as adjusted per diluted common share.
(8) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Q4 2017 Supplemental	Page 16

CALCULATION OF INTEREST, FIXED CHARGE AND DEBT SERVICE COVERAGE RATIOS
(UNAUDITED, DOLLARS IN THOUSANDS)
INTEREST COVERAGE RATIO (1):	4TH QUARTER 2017	3RD QUARTER 2017	2ND QUARTER 2017	1ST QUARTER 2017	4TH QUARTER 2016	3RD QUARTER 2016
Net income	$65,563	$62,954	$80,535	$53,916	$58,141	$57,526
Impairment charges	—	—	10,195	—	—	—
Transaction costs	135	113	218	57	2,988	2,947
Interest expense, gross	37,360	36,753	35,599	33,483	29,549	27,196
Depreciation and amortization	37,027	34,694	33,148	28,077	28,351	27,601
Share-based compensation expense
to management and trustees	3,576	3,605	3,503	3,458	2,882	2,778
Costs associated with loan refinancing or payoff	58	1,477	9	5	—	14
Interest cost capitalized	(2,046)	(2,492)	(2,550)	(2,791)	(2,715)	(2,931)
Straight-line rental revenue	7,085	(2,357)	(4,009)	(5,051)	(6,062)	(4,597)
Gain on early extinguishment of debt	—	—	(977)	—	—	—
Gain on sale of real estate	(13,480)	(997)	(25,461)	(2,004)	(1,430)	(1,615)
Gain on insurance recovery	—	—	(606)	—	(847)	(1,825)
Deferred income tax expense (benefit)	(99)	227	50	634	(401)	(44)
Interest coverage amount	$135,179	$133,977	$129,654	$109,784	$110,456	$107,050

Interest expense, net	$35,271	$34,194	$32,967	$30,692	$26,834	$24,265
Interest income	43	67	82	—	—	—
Interest cost capitalized	2,046	2,492	2,550	2,791	2,715	2,931
Interest expense, gross	$37,360	$36,753	$35,599	$33,483	$29,549	$27,196

Interest coverage ratio	3.6	3.6	3.6	3.3	3.7	3.9

FIXED CHARGE COVERAGE RATIO (1):
Interest coverage amount	$135,179	$133,977	$129,654	$109,784	$110,456	$107,050

Interest expense, gross	$37,360	$36,753	$35,599	$33,483	$29,549	$27,196
Preferred share dividends	6,438	5,951	5,952	5,952	5,951	5,951
Fixed charges	$43,798	$42,704	$41,551	$39,435	$35,500	$33,147

Fixed charge coverage ratio	3.1	3.1	3.1	2.8	3.1	3.2

DEBT SERVICE COVERAGE RATIO (1):
Interest coverage amount	$135,179	$133,977	$129,654	$109,784	$110,456	$107,050

Interest expense, gross	$37,360	$36,753	$35,599	$33,483	$29,549	$27,196
Recurring principal payments	197	192	437	2,415	2,516	2,551
Debt service	$37,557	$36,945	$36,036	$35,898	$32,065	$29,747

Debt service coverage ratio	3.6	3.6	3.6	3.1	3.4	3.6
(1) See pages 31 through 33 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement. See Appendix on pages 34 through 41 for reconciliations of certain non-GAAP financial measures.

Q4 2017 Supplemental	Page 17

SUMMARY OF MORTGAGE NOTES RECEIVABLE
(UNAUDITED, DOLLARS IN THOUSANDS)
SUMMARY OF MORTGAGE NOTES RECEIVABLE	OPERATING SEGMENT	DECEMBER 31, 2017	DECEMBER 31, 2016
Mortgage note and related accrued interest receivable, borrower exercised conversion option on December 22, 2017	Entertainment	$—	$1,637
Mortgage note and related accrued interest receivable, 10.25%, prepaid in full December 28, 2017	Education	—	3,508
Mortgage note and related accrued interest receivable, 9.00%, due March 11, 2018	Education	1,454	1,454
Mortgage note and related accrued interest receivable, 7.00%, due July 31, 2018	Education	1,474	1,375
Mortgage note and related accrued interest receivable, 7.50%, due January 6, 2019	Education	9,056	—
Mortgage notes and related accrued interest receivable, 7.00% and 10.00%, due May 1, 2019	Recreation	174,265	164,743
Mortgage note, 7.00%, due December 20, 2021	Education	57,890	70,304
Mortgage notes, 8.50%, due April 6, 2022	Recreation	249,213	—
Mortgage note and related accrued interest receivable, 7.85%, due December 28, 2026	Recreation	5,803	5,635
Mortgage note and related accrued interest receivable, 7.85%, due January 3, 2027	Recreation	10,880	—
Mortgage note and related accrued interest receivable, 9.25%, due June 28, 2032	Entertainment	31,105	36,032
Mortgage note and related accrued interest receivable, 9.00%, due December 31, 2032	Education	5,173	5,327
Mortgage notes and related accrued interest receivable, 9.50%, due April 30, 2033	Education	33,269	30,849
Mortgage note, 11.31%, due July 1, 2033	Recreation	12,249	12,530
Mortgage note and related accrued interest receivable, 8.50% to 9.15%, due June 30, 2034	Education	8,711	7,230
Mortgage note and related accrued interest receivable, 9.50%, due August 31, 2034	Education	12,564	12,473
Mortgage note, 11.26%, due December 1, 2034	Recreation	51,050	51,250
Mortgage notes, 10.43%, due December 1, 2034	Recreation	37,562	37,562
Mortgage note, 10.88%, due December 1, 2034	Recreation	4,550	4,550
Mortgage note, 8.14%, due January 5, 2036	Recreation	21,000	21,000
Mortgage note, 10.25%, due May 31, 2036	Recreation	17,505	17,505
Mortgage note and related accrued interest receivable, 9.95%, due July 31, 2036	Education	6,304	6,083
Mortgage note, 9.75%, due August 1, 2036	Recreation	18,068	18,219
Mortgage note and related accrued interest receivable, 9.75%, due December 31, 2036	Education	9,838	4,712
Mortgage note and related accrued interest receivable, 8.50%, due April 30, 2037	Education	4,717	—
Mortgage note and related accrued interest receivable, 8.75%, due June 30, 2037	Education	4,111	—
Mortgage note and related accrued interest receivable, 8.50%, due July 31, 2037	Education	4,235	—
Mortgage note, 8.75%, due August 31, 2037	Education	11,330	—
Mortgage note and related accrued interest receivable, 10.14%, due September 30, 2037	Education	2,500	—
Mortgage note and related accrued interest receivable, 8.80%, due September 30, 2037	Education	11,684	—
Mortgage note and related accrued interest receivable, 8.50%, due November 30, 2037	Education	9,631	—
Mortgage note and related accrued interest receivable, 7.50%, due October 27, 2038	Education	658	—
Mortgage notes, 7.25%, due November 30, 2041	Education	142,900	100,000
Total mortgage notes and related accrued interest receivable		$970,749	$613,978

Q4 2017 Supplemental	Page 18

CAPITAL SPENDING AND DISPOSITION SUMMARIES
(UNAUDITED, DOLLARS IN THOUSANDS)
2017 CAPITAL SPENDING	LOCATION	OPERATING SEGMENT	CAPITAL SPENDING THREE MONTHS ENDED DECEMBER 31, 2017	CAPITAL SPENDING YEAR ENDED DECEMBER 31, 2017
Development and redevelopment of megaplex theatres	various	Entertainment	$37,227	$99,142
Acquisition of megaplex theatres	various	Entertainment	—	154,144
Development of other entertainment and retail projects	various	Entertainment	17,085	58,899
Investment in mortgage note receivable for megaplex theatre converted to lease	Houston, TX	Entertainment	464	7,480
Investment in mortgage notes receivable for public charter schools	various	Education	2,051	54,683
Investment in mortgage notes receivable for early childhood education and private schools	various	Education	—	42,900
Development of public charter school properties	various	Education	6,294	52,513
Acquisition and development of early childhood education centers	various	Education	7,137	97,229
Acquisition and development of private school properties	various	Education	978	7,802
Development of Topgolf golf entertainment facilities	various	Recreation	24,201	114,146
Additions to mortgage note and notes receivable at Schlitterbahn waterpark	various	Recreation	60	11,135
Acquisition of fitness facilities	various	Recreation	—	28,363
Investment in mortgage note receivables for fitness facility	Omaha, NE	Recreation	238	10,946
Development and redevelopment of ski properties	various	Recreation	638	2,812
Development of waterpark	Powells Point, NC	Recreation	698	33,264
Acquisition of other recreation facilities	various	Recreation	10,815	34,339
Investment in waterpark hotel for casino and resort project	Sullivan County, NY	Recreation	18,517	40,948
Acquisition of CNL Lifestyle Properties	various	Recreation	—	730,788
Investment in casino and resort project	Sullivan County, NY	Other	77	1,079
Total investment spending			$126,480	$1,582,612
Other capital acquisitions, net	various	n/a	986	4,715
Total capital spending			$127,466	$1,587,327

2017 DISPOSITIONS AND MORTGAGE NOTE PAYDOWNS (EXCLUDING PRINCIPAL PAYMENTS)	LOCATION	OPERATING SEGMENT	NET PROCEEDS THREE MONTHS ENDED DECEMBER 31, 2017	NET PROCEEDS YEAR ENDED DECEMBER 31, 2017
Sale of public charter school properties	various	Education	$52,489	$105,955
Sale of retail space	various	Entertainment	—	2,621
Sale of attraction property and family entertainment centers from CNL acquisition	various	Recreation	—	9,250
Sale of theatre property	San Diego, CA	Entertainment	—	35,338
Sale of early childhood education center properties	various	Education	737	1,879
Sale of entertainment retail center	Suffolk, VA	Entertainment	—	34,448
Mortgage note paydown	Chicago, IL	Entertainment	—	4,000
Mortgage note paydown	Wrightwood, CA	Recreation	737	737
Mortgage note paydown	Dallas, TX	Education	3,420	3,420
Total dispositions and mortgage note paydowns (excluding recurring principal payments)			$57,383	$197,648

Q4 2017 Supplemental	Page 19

PROPERTY UNDER DEVELOPMENT - INVESTMENT SPENDING ESTIMATES AT DECEMBER 31, 2017 (1)
(UNAUDITED, DOLLARS IN THOUSANDS)

	DECEMBER 31, 2017		OWNED BUILD-TO-SUIT SPENDING ESTIMATES
	PROPERTY UNDER DEVELOPMENT	# OF PROJECTS	1ST QUARTER 2018	2ND QUARTER 2018	3RD QUARTER 2018	4TH QUARTER 2018	THEREAFTER	TOTAL EXPECTED COSTS (2)	% LEASED
Entertainment	$66,889	12	$23,101	$6,950	$1,500	$—	$3,323	$101,763	100%
Education	24,729	7	4,535	8,700	8,200	6,400	15,637	68,201	100%
Recreation (3)	125,217	5	34,673	35,150	32,750	33,250	45,516	306,556	100%
Total Build-to-Suit	216,835	24	$62,309	$50,800	$42,450	$39,650	$64,476	$476,520
Non Build-to-Suit Development	35,088
Resorts World Catskills	5,706
Total Property Under Development	$257,629

		DECEMBER 31, 2017	OWNED BUILD-TO-SUIT IN-SERVICE ESTIMATES
		# OF PROJECTS	1ST QUARTER 2018	2ND QUARTER 2018	3RD QUARTER 2018	4TH QUARTER 2018	THEREAFTER	TOTAL IN-SERVICE (2)	ACTUAL IN-SERVICE 4TH QUARTER 2017
Entertainment		12	$29,058	$51,705	$21,000	$—	$—	$101,763	$54,612
Education		7	10,607	—	12,200	17,309	28,085	68,201	26,842
Recreation		5	21,322	—	56,412	28,260	200,562	306,556	49,362
Total Build-to-Suit		24	$60,987	$51,705	$89,612	$45,569	$228,647	$476,520	$130,816

	DECEMBER 31, 2017		MORTGAGE BUILD-TO-SUIT SPENDING ESTIMATES
	MORTGAGE NOTES RECEIVABLE	# OF PROJECTS	1ST QUARTER 2018	2ND QUARTER 2018	3RD QUARTER 2018	4TH QUARTER 2018	THEREAFTER	TOTAL EXPECTED COSTS (2)
Entertainment	$—	—	$—	$—	$—	$—	$—	$—
Education	32,018	5	2,356	4,450	4,250	3,450	8,879	55,403
Recreation	5,803	1	250	250	—	—	—	6,303
Total Build-to-Suit Mortgage Notes	37,821	6	$2,606	$4,700	$4,250	$3,450	$8,879	$61,706
Non Build-to-Suit Mortgage Notes	932,928
Total Mortgage Notes Receivable	$970,749

(1) This schedule includes only those properties for which the Company has closed on a contract (lease or mortgage) and commenced construction as of December 31, 2017.
(2) "Total Expected Cost" and "Total In-Service" each reflect the total capital costs expected to be funded by the Company through completion (including capitalized interest or accrued interest as applicable).

(3) Recreation includes costs related to waterpark hotel at Resorts World Catskills.
Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. Development projects have risks. See Item 1A - "Risk Factors" in the Company's most recent Annual Report on Form 10-K and, to the extent applicable, the Company's Quarterly Reports on Form 10-Q.

Q4 2017 Supplemental	Page 20

FINANCIAL INFORMATION BY SEGMENT
FOR THE THREE MONTHS ENDED DECEMBER 31, 2017
(UNAUDITED, DOLLARS IN THOUSANDS)

	ENTERTAINMENT	EDUCATION	RECREATION	OTHER	SUBTOTAL	CORPORATE/UNALLOCATED	CONSOLIDATED
Rental revenue	$70,288	$12,826	$33,909	$2,292	$119,315	$—	$119,315
Tenant reimbursements	4,095	36	—	—	4,131	—	4,131
Other income	—	—	—	—	—	577	577
Mortgage and other financing income	981	9,106	13,590	—	23,677	—	23,677
Total revenue	75,364	21,968	47,499	2,292	147,123	577	147,700

Property operating expense	6,115	6,163	31	387	12,696	195	12,891
Other expense	—	—	—	—	—	242	242
Total investment expenses	6,115	6,163	31	387	12,696	437	13,133
General and administrative expense	—	—	—	—	—	(9,596)	(9,596)
Straight-line rental revenue write-off related to Children's Learning Adventure USA, LLC ("CLA")	—	9,010	—	—	9,010	—	9,010
Bad debt expense related to CLA	—	6,003	—	—	6,003	—	6,003
Adjusted EBITDA (1)	$69,249	$30,818	$47,468	$1,905	$149,440	$(9,456)	$139,984
	46%	21%	32%	1%	100%

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(58)	(58)
Interest expense, net						(35,271)	(35,271)
Transaction costs						(135)	(135)
Depreciation and amortization						(37,027)	(37,027)
Equity in loss from joint ventures						(14)	(14)
Gain on sale of real estate						13,480	13,480
Income tax expense						(383)	(383)
Straight-line rental revenue write-off related to CLA						(9,010)	(9,010)
Bad debt expense related to CLA						(6,003)	(6,003)
Net income							65,563
Preferred dividend requirements						(6,438)	(6,438)
Preferred share redemption costs						(4,457)	(4,457)
Net income available to common shareholders of EPR Properties							$54,668

(1) See pages 31 through 33 for definitions.

Q4 2017 Supplemental	Page 21

FINANCIAL INFORMATION BY SEGMENT
FOR THE YEAR ENDED DECEMBER 31, 2017
(UNAUDITED, DOLLARS IN THOUSANDS)

	ENTERTAINMENT	EDUCATION	RECREATION	OTHER	SUBTOTAL	CORPORATE/UNALLOCATED	CONSOLIDATED
Rental revenue	$267,729	$78,994	$112,763	$9,162	$468,648	$—	$468,648
Tenant reimbursements	15,518	37	—	—	15,555	—	15,555
Other income	614	1	—	—	615	2,480	3,095
Mortgage and other financing income	4,407	35,546	48,740	—	88,693	—	88,693
Total revenue	288,268	114,578	161,503	9,162	573,511	2,480	575,991

Property operating expense	23,175	6,314	117	1,407	31,013	640	31,653
Other expense	—	—	—	—	—	242	242
Total investment expenses	23,175	6,314	117	1,407	31,013	882	31,895
General and administrative expense	—	—	—	—	—	(43,383)	(43,383)
Gain on insurance recovery (1)	(606)	—	—	—	(606)	—	(606)
Rental revenue adjustment related to CLA	—	1,612	—	—	1,612	—	1,612
Bad debt expense related to CLA	—	6,003	—	—	6,003	—	6,003
Adjusted EBITDA (2)	$264,487	$115,879	$161,386	$7,755	$549,507	$(41,785)	$507,722
	49%	21%	29%	1%	100%
Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(1,549)	(1,549)
Gain on early extinguishment of debt						977	977
Interest expense, net						(133,124)	(133,124)
Transaction costs						(523)	(523)
Impairment charges						(10,195)	(10,195)
Depreciation and amortization						(132,946)	(132,946)
Equity in income from joint ventures						72	72
Gain on sale of real estate						41,942	41,942
Income tax expense						(2,399)	(2,399)
Gain on insurance recovery (1)						606	606
Rental revenue adjustment related to CLA						(1,612)	(1,612)
Bad debt expense related to CLA						(6,003)	(6,003)
Net income							262,968
Preferred dividend requirements						(24,293)	(24,293)
Preferred share redemption costs						(4,457)	(4,457)
Net income available to common shareholders of EPR Properties							$234,218
(1) Included in other income. See reconciliation on page 41.
(2) See pages 31 through 33 for definitions.

Q4 2017 Supplemental	Page 22

FINANCIAL INFORMATION BY SEGMENT
FOR THE THREE MONTHS ENDED DECEMBER 31, 2016
(UNAUDITED, DOLLARS IN THOUSANDS)

	ENTERTAINMENT	EDUCATION	RECREATION	OTHER	SUBTOTAL	CORPORATE/UNALLOCATED	CONSOLIDATED
Rental revenue	$65,129	$22,971	$17,084	$2,290	$107,474	$—	$107,474
Tenant reimbursements	4,018	—	—	—	4,018	—	4,018
Other income	27	1,648	847	—	2,522	705	3,227
Mortgage and other financing income	1,260	7,311	7,540	1	16,112	—	16,112
Total revenue	70,434	31,930	25,471	2,291	130,126	705	130,831

Property operating expense	5,488	—	—	243	5,731	184	5,915
Total investment expenses	5,488	—	—	243	5,731	184	5,915
General and administrative expense	—	—	—	—	—	(10,234)	(10,234)
Gain on insurance recovery (1)	—	—	(847)	—	(847)	—	(847)
Adjusted EBITDA (2)	$64,946	$31,930	$24,624	$2,048	$123,548	$(9,713)	$113,835
	52%	26%	20%	2%	100%

Reconciliation to Consolidated Statements of Income:
Interest expense, net						(26,834)	(26,834)
Transaction costs						(2,988)	(2,988)
Depreciation and amortization						(28,351)	(28,351)
Equity in income from joint ventures						118	118
Gain on sale of real estate						1,430	1,430
Income tax benefit						84	84
Gain on insurance recovery (1)						847	847
Net income							58,141
Preferred dividend requirements						(5,951)	(5,951)
Net income available to common shareholders of EPR Properties							$52,190

(1) Included in other income. See reconciliation on page 41.
(2) See pages 31 through 33 for definitions.

Q4 2017 Supplemental	Page 23

FINANCIAL INFORMATION BY SEGMENT
FOR THE YEAR ENDED DECEMBER 31, 2016
(UNAUDITED, DOLLARS IN THOUSANDS)

	ENTERTAINMENT	EDUCATION	RECREATION	OTHER	SUBTOTAL	CORPORATE/UNALLOCATED	CONSOLIDATED
Rental revenue	$250,659	$77,768	$62,527	$8,635	$399,589	$—	$399,589
Tenant reimbursements	15,588	7	—	—	15,595	—	15,595
Other income	249	1,648	4,482	—	6,379	2,660	9,039
Mortgage and other financing income	6,187	32,539	30,190	103	69,019	—	69,019
Total revenue	272,683	111,962	97,199	8,738	490,582	2,660	493,242

Property operating expense	21,303	—	8	662	21,973	629	22,602
Other expense	—	—	—	5	5	—	5
Total investment expenses	21,303	—	8	667	21,978	629	22,607
General and administrative expense	—	—	—	—	—	(37,543)	(37,543)
Gain on insurance recovery (1)	(202)	—	(4,482)	—	(4,684)	—	(4,684)
Adjusted EBITDA (2)	$251,178	$111,962	$92,709	$8,071	$463,920	$(35,512)	$428,408
	54%	24%	20%	2%	100%

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(905)	(905)
Interest expense, net						(97,144)	(97,144)
Transaction costs						(7,869)	(7,869)
Depreciation and amortization						(107,573)	(107,573)
Equity in income from joint ventures						619	619
Gain on sale of real estate						5,315	5,315
Income tax expense						(553)	(553)
Gain on insurance recovery (1)						4,684	4,684
Net income							224,982
Preferred dividend requirements						(23,806)	(23,806)
Net income available to common shareholders of EPR Properties							$201,176

(1) Included in other income. See reconciliation on page 41.
(2) See pages 31 through 33 for definitions.

Q4 2017 Supplemental	Page 24

TOTAL INVESTMENT BY SEGMENT
AS OF DECEMBER 31, 2017 AND 2016
(UNAUDITED, DOLLARS IN THOUSANDS)

	As of December 31, 2017
	ENTERTAINMENT	EDUCATION	RECREATION	OTHER	CONSOLIDATED
Rental properties, net of accumulated depreciation	$2,156,131	$943,804	$1,347,562	$156,734	$4,604,231
Add back accumulated depreciation on rental properties	606,670	61,536	73,128	—	741,334
Land held for development	4,457	12,420	—	16,815	33,692
Property under development	101,252	25,454	125,217	5,706	257,629
Mortgage notes and related accrued interest receivable, net	31,105	337,499	602,145	—	970,749
Investment in direct financing leases, net	—	57,903	—	—	57,903
Investment in joint ventures	5,602	—	—	—	5,602
Intangible assets, gross (1)	26,466	1,230	7,513	—	35,209
Notes receivable and related accrued interest receivable, net (1)	1,976	—	3,107	—	5,083
Total investments (2)	$2,933,659	$1,439,846	$2,158,672	$179,255	$6,711,432
% of total investments	44%	21%	32%	3%	100%

	As of December 31, 2016
	ENTERTAINMENT	EDUCATION	RECREATION	OTHER	CONSOLIDATED
Rental properties, net of accumulated depreciation	$1,957,586	$805,967	$676,550	$155,659	$3,595,762
Add back accumulated depreciation on rental properties	553,846	42,916	38,773	—	635,535
Land held for development	4,457	1,258	—	16,815	22,530
Property under development	87,670	105,366	98,371	5,701	297,108
Mortgage notes and related accrued interest receivable, net	37,669	243,315	332,994	—	613,978
Investment in direct financing leases, net	—	102,698	—	—	102,698
Investment in joint ventures	5,972	—	—	—	5,972
Intangible assets, gross (1)	28,597	190	—	—	28,787
Notes receivable and related accrued interest receivable, net (1)	1,987	1,588	1,190	—	4,765
Total investments (2)	$2,677,784	$1,303,298	$1,147,878	$178,175	$5,307,135
% of total investments	50%	25%	22%	3%	100%

(1) Included in other assets in the consolidated balance sheets as of December 31, 2017 and 2016 in the Company's Annual Report on Form 10-K. Reconciliation is as follows:

	12/31/2017	12/31/2016
Intangible assets, gross	$35,209	$28,787
Less: accumulated amortization on intangible assets	(6,340)	(14,008)
Notes receivable and related accrued interest receivable, net	5,083	4,765
Prepaid expenses and other current assets	75,056	79,410
Total other assets	$109,008	$98,954

(2) See pages 31 through 33 for definitions.

Q4 2017 Supplemental	Page 25

LEASE EXPIRATIONS
AS OF DECEMBER 31, 2017
(UNAUDITED, DOLLARS IN THOUSANDS)
	MEGAPLEX THEATRES			EDUCATION PORTFOLIO				RECREATION PORTFOLIO
YEAR	TOTAL NUMBER OF PROPERTIES	RENTAL REVENUE FOR THE YEAR ENDED DECEMBER 31, 2017 (1)	% OF TOTAL REVENUE	TOTAL NUMBER OF PROPERTIES		FINANCING INCOME/RENTAL REVENUE FOR THE YEAR ENDED DECEMBER 31, 2017	% OF TOTAL REVENUE	TOTAL NUMBER OF PROPERTIES	RENTAL REVENUE FOR THE YEAR ENDED DECEMBER 31, 2017	% OF TOTAL REVENUE
2018	4	$8,572	2%	1		$272	—%	—	$—	—%
2019	3	8,261	1%	—		—	—%	—	—	—%
2020	3	3,943	1%	—		—	—%	—	—	—%
2021	8	10,966	2%	—		—	—%	—	—	—%
2022	10	19,949	3%	—		—	—%	—	—	—%
2023	8	16,163	3%	—		—	—%	—	—	—%
2024	14	27,156	5%	1		3,064	1%	—	—	—%
2025	4	9,399	2%	—		—	—%	1	1,233	—%
2026	7	12,961	2%	—		—	—%	1	3,806	1%
2027	20	29,070	5%	—		—	—%	3	14,005	2%
2028	8	12,749	2%	—		—	—%	—	—	—%
2029	10	12,397	2%	—		—	—%	2	1,875	—%
2030	22	31,309	6%	—		—	—%	—	—	—%
2031	11	18,117	3%	13		6,171	1%	—	—	—%
2032	5	3,748	1%	10		10,960	2%	5	5,726	1%
2033	8	4,816	1%	9		8,145	1%	2	3,131	1%
2034	2	1,977	—%	14		24,140	4%	7	11,094	2%
2035	2	2,297	—%	20		10,508	2%	11	40,887	7%
2036	2	2,393	—%	14		14,049	2%	5	9,567	2%
2037	3	3,175	1%	9	(2)	3,104	1%	15	20,172	4%
Thereafter	—	—	—%	3	(3)	1,505	—%	2	1,267	—%
	154	$239,418	42%	94		$81,918	14%	54	$112,763	20%

Note: This schedule relates to owned megaplex theatres, public charter schools, early education centers, private schools, ski areas, attractions and golf entertainment complexes only, which together represent approximately 76% of total revenue for the year ended December 31, 2017. This schedule excludes properties under construction, land held for development and investments in mortgage notes receivable.

(1) Consists of rental revenue and tenant reimbursements.
(2) Excludes five leases that have been terminated, however the former tenant, CLA, continues to occupy the properties.
(3) Excludes two leases that have been terminated, however the former tenant, CLA, continues to occupy the properties.

Q4 2017 Supplemental	Page 26

TOP TEN CUSTOMERS BY PERCENTAGE OF TOTAL REVENUE
(UNAUDITED, DOLLARS IN THOUSANDS)

			PERCENTAGE OF TOTAL REVENUE	PERCENTAGE OF TOTAL REVENUE
			FOR THE THREE MONTHS ENDED	FOR THE YEAR ENDED
	CUSTOMERS	ASSET TYPE	DECEMBER 31, 2017	DECEMBER 31, 2017

1.	AMC Theatres	Entertainment	20%	20%
2.	Topgolf	Recreation	10%	9%
3.	Regal Entertainment Group	Entertainment	10%	9%
4.	Cinemark	Entertainment	6%	6%
5.	Camelback Resort	Recreation	4%	4%
6.	Premier Parks	Recreation	4%	3%
7.	Och-Ziff Real Estate Funds	Recreation	4%	3%
8.	Basis Independent Schools	Education	4%	3%
9.	Imagine Schools	Education	3%	3%
10.	Southern Theatres	Entertainment	3%	2%

	Total		68%	62%

Q4 2017 Supplemental	Page 27

NET ASSET VALUE (NAV) COMPONENTS
AS OF DECEMBER 31, 2017
(UNAUDITED, DOLLARS AND SHARES IN THOUSANDS)
ANNUALIZED CASH NET OPERATING INCOME (NOI) RUN RATE (FOR NAV CALCULATIONS) (1)
	OWNED	FINANCED	TOTAL
Megaplex	$220,188	$176	$220,364
ERC's/Retail	42,620	—	42,620
Other Entertainment	9,760	2,992	12,752
ENTERTAINMENT	272,568	3,168	275,736
Public Charter Schools	39,716	20,016	59,732
Early Childhood Education (6)	6,336	6,120	12,456
Private Schools	22,340	5,296	27,636
EDUCATION	68,392	31,432	99,824
Ski Areas	24,444	33,148	57,592
Attractions	50,064	14,812	64,876
Golf Entertainment Complexes	54,224	4,948	59,172
Other Recreation	5,036	1,288	6,324
RECREATION	133,768	54,196	187,964

ANNUALIZED CASH NOI RUN RATE	$474,728	$88,796	$563,524

OTHER NAV COMPONENTS
ASSETS		LIABILITIES
Property under development	$257,629	Long-term debt (2)		$3,061,679
Land held for development	33,692	Series G liquidation value		150,000
Resorts World Catskills land in-service	156,734	Accounts payable and accrued liabilties		136,929
Investment in joint ventures	5,602	Preferred dividends payable		4,982
Cash and cash equivalents	41,917	Unearned rents and interest (4)		15,402
Restricted cash	17,069
Accounts receivable, net (3)	31,088
Other assets (5)	56,221
Rental properties, net, related to CLA (6)	255,723

SHARES
Common shares outstanding	74,125
Effect of dilutive securities - share options	58
Effect of dilutive Series C preferred shares	2,083
Effect of dilutive Series E preferred shares	1,592
Diluted shares outstanding	77,858
(1) See pages 31 through 33 for definitions and see Appendix on pages 34 through 41 for reconciliations of certain non-GAAP financial measures. NOI amounts above are based on the three months ended December 31, 2017.
(2) Excludes deferred financing costs, net of $32.9 million.
(3) Excludes straight-line receivable of $62.6 million.
(4) Excludes deferred rent liabilities related to portions of rental properties funded by tenants of $31.6 million and cash paid by tenants during construction of $21.3 million.
(5) Excludes deferred tax assets of $12.2 million, deferred financing costs, net of $6.6 million, intangible assets of $28.9 million and notes and related accrued interest, net of $5.1 million.
(6) Includes no NOI related to CLA assets. CLA assets are disclosed at carrying value under other NAV components.

Q4 2017 Supplemental	Page 28

ANNUALIZED GAAP NET OPERATING INCOME
AS OF DECEMBER 31, 2017
(UNAUDITED, DOLLARS IN THOUSANDS)

ANNUALIZED GAAP NET OPERATING INCOME (NOI) RUN RATE (1)
	OWNED	FINANCED	TOTAL
Megaplex	$223,028	$224	$223,252
ERC's/Retail	41,336	—	41,336
Other Entertainment	9,872	3,020	12,892
ENTERTAINMENT	274,236	3,244	277,480

Public Charter Schools	46,832	22,472	69,304
Early Childhood Education (2)	7,300	6,180	13,480
Private Schools	25,644	5,336	30,980
EDUCATION	79,776	33,988	113,764

Ski Areas	24,936	33,264	58,200
Attractions	50,276	14,812	65,088
Golf Entertainment Complexes	55,560	4,948	60,508
Other Recreation	4,976	1,288	6,264
RECREATION	135,748	54,312	190,060

ANNUALIZED GAAP NOI RUN RATE	$489,760	$91,544	$581,304

(1) See pages 31 through 33 for definitions and see Appendix on pages 34 through 41 for reconciliations of certain non-GAAP financial measures. NOI amounts above are based on the three months ended December 31, 2017.
(2) Includes no NOI related to CLA assets.

Q4 2017 Supplemental	Page 29

GUIDANCE
(DOLLARS IN MILLIONS EXCEPT FOR PER SHARE INFORMATION)

MEASURE	2018 GUIDANCE
	CURRENT			PRIOR
Investment spending	$400.0	to	$700.0	$700.0	to	$800.0
Disposition proceeds and mortgage note payoff	$350.0	to	$450.0	$125.0	to	$225.0
Prepayment fees - education properties (1)	$4.0	to	$5.0	$5.0	to	$6.0
Termination fees - education properties (2)	$18.0	to	$22.0	$18.0	to	$22.0
Percentage rent and participating interest income	$7.0	to	$8.0	$7.0	to	$8.0
General and administrative expense	$46.0	to	$48.0	$46.0	to	$48.0

FFO per diluted share	$4.60	to	$4.70	$5.07	to	$5.16
FFO as adjusted per diluted share	$5.23	to	$5.38	$5.33	to	$5.48

RECONCILIATION FROM NET INCOME AVAILABLE TO COMMON SHAREHOLDERS OF EPR PROPERTIES (PER DILUTED SHARE):	2018 CURRENT GUIDANCE
Net income available to common shareholders of EPR Properties	$2.98	to	$3.13
Gain on sale of real estate (2)	(0.35)	to	(0.40)
Real estate depreciation and amortization	2.03
Allocated share of joint venture depreciation	—
Impact of Series C and Series E Dilution, if applicable	(0.06)
FFO available to common shareholders of EPR Properties	$4.60	to	$4.70
Costs associated with loan refinancing or payoff	0.37
Transaction costs	0.02
Termination fees - education properties (2)	0.23	to	0.28
Deferred income tax expense	0.01
FFO as adjusted available to common shareholders of EPR Properties	$5.23	to	$5.38

Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. See cautionary statement concerning forward-looking statements on page 3.
(1) Prepayment penalties received related to mortgage agreements are included in mortgage and other financing income per GAAP and are included in FFO and FFO as adjusted.
(2) Termination fees received related to leases where an operator exercises its option to purchase the property and terminates the lease prior to the lease maturity are included in gain on sale of real estate per GAAP and are excluded from FFO (in accordance with the NAREIT definition) but then included in FFO as adjusted. Including in FFO as adjusted is consistent with how other lease termination fees and fees received for early prepayment of mortgage notes receivable are reflected.

Q4 2017 Supplemental	Page 30

DEFINITIONS - NON-GAAP FINANCIAL MEASURES

ADJUSTED EBITDA AND ANNUALIZED ADJUSTED EBITDA
Management uses Adjusted EBITDA in its analysis of the performance of the business and operations of the Company. Management believes Adjusted EBITDA is useful to investors because it excludes various items that management believes are not indicative of operating performance, and that it is an informative measure to use in computing various financial ratios to evaluate the Company. The Company defines Adjusted EBITDA as net income available to common shareholders excluding costs associated with loan refinancing or payoff, interest expense (net), depreciation and amortization, equity in (income) loss from joint ventures, gain (loss) on the sale of real estate, gain on early extinguishment of debt, gain on insurance recovery, income tax expense (benefit), preferred dividend requirements, preferred share redemption costs, the effect of non-cash impairment charges, retirement severance expense, the provision for loan losses and transaction costs, and which is then multiplied by four to get an annual amount. For the three months and year ended December 31, 2017, Adjusted EBITDA was further adjusted to reflect zero Adjusted EBITDA related to one of our early education tenants, CLA. Annualized Adjusted EBITDA is Adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items, which is then multiplied by four to get an annual amount.

The Company’s method of calculating Adjusted EBITDA and Annualized Adjusted EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operations as defined by U.S. generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

NET DEBT AND ADJUSTED NET DEBT
Net Debt represents debt (reported in accordance with GAAP) adjusted to exclude deferred financing costs, net and reduced for cash and cash equivalents. By excluding deferred financing costs, net and cash and cash equivalents, the result provides an estimate of the contractual amount of borrowed capital to be repaid, net of cash available to repay it. The Company believes this calculation constitutes a beneficial supplemental non-GAAP financial disclosure to investors in understanding its financial condition. Adjusted net debt is net debt less 40% times property under development to remove the estimated portion of property under development that has been financed with debt but has not yet produced earnings. The Company's method of calculating Net Debt and Adjusted Net Debt may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

NET DEBT TO ADJUSTED EBIDTA AND ADJUSTED NET DEBT TO ANNUALIZED ADJUSTED EBITDA
Net Debt to Adjusted EBITDA and Adjusted Net Debt to Annualized Adjusted EBITDA are supplemental measures derived from non-GAAP financial measures that the Company uses to evaluate its capital structure and the magnitude of its debt against its operating performance. The Company believes that investors commonly use versions of these ratios in a similar manner. In addition, financial institutions use versions of these ratios in connection with debt agreements to set pricing and covenant limitations. The Company's method of calculating both ratios may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

NET OPERATING INCOME ("NOI") AND NOI RUN RATES
NOI is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. Management uses NOI in its analysis of the operations and valuation of the Company and believes it is useful to investors because it excludes various items included in net income that are not indicative of the operating performance of the Company's investments, such as gains (or losses) from sales of property, depreciation and amortization, and general and administrative expense, and is used in computing various financial ratios as a measure of operational performance. The Company computes NOI by adding back to Adjusted EBITDA - Continuing Operations the impact of general and administrative expense and corporate/unallocated and other.

Q4 2017 Supplemental	Page 31

Quarterly Cash NOI Run Rate is computed by taking quarterly NOI and making adjustments for in-service projects, percentage rent and participating interest, non-cash revenue and non-recurring adjustments to provide a quarterly cash run rate of such measure. Quarterly Cash NOI Run Rate multiplied by four equals Annualized Cash NOI Run Rate.

Quarterly GAAP NOI Run Rate is computed by taking quarterly NOI and making adjustments for in-service projects, percentage rent and participating interest and non-recurring adjustments to provide a quarterly GAAP run rate of such measure. Quarterly GAAP NOI Run Rate multiplied by four equals Annualized GAAP NOI Run Rate.

The Company's method of calculating NOI, Quarterly Cash NOI Run Rate and Quarterly GAAP NOI Run Rate may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

FUNDS FROM OPERATIONS (“FFO”) AND FFO AS ADJUSTED
The National Association of Real Estate Investment Trusts (“NAREIT”) developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share. Pursuant to the definition of FFO by the Board of Governors of NAREIT, we calculate FFO as net income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from sales of depreciable operating properties and impairment losses of depreciable real estate, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. We have calculated FFO for all periods presented in accordance with this definition. In addition, we present FFO as adjusted by adding to FFO costs (gains) associated with loan refinancing or payoff, net, transaction costs, retirement severance expense, provision for loan losses, preferred share redemption costs, impairment of direct financing lease (allowance for lease loss portion) and termination fees associated with tenants' exercises of education properties buy-out options and by subtracting gain on early extinguishment of debt, gain (loss) on sale of land, gain on insurance recovery and deferred income tax benefit (expense). FFO and FFO as adjusted are a non-GAAP financial measures. FFO and FFO as adjusted do not represent cash flows from operations as defined by GAAP and are not indicative that cash flows are adequate to fund all cash needs and are not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO and FFO as adjusted the same way so comparisons with other REITs may not be meaningful.

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
In addition to FFO, we present AFFO by adding to FFO provision for loan losses, transaction costs, retirement severance expense, non-real estate depreciation and amortization, deferred financing fees amortization, costs (gain) associated with loan refinancing or payoff, net, share-based compensation expense to management and trustees, amortization of above market leases, net, preferred share redemption costs, impairment of direct financing lease (allowance for lease loss portion) and termination fees associated with tenants' exercises of education properties buy-out options; and subtracting maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-lined rental revenue, the non-cash portion of mortgage and other financing income, gain (loss) on sale of land, gain on insurance recovery, gain on early extinguishment of debt and deferred income tax benefit (expense). AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

Q4 2017 Supplemental	Page 32

INTEREST COVERAGE RATIO
The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. We calculate the interest coverage amount by adding to net income impairment charges, provision for loan losses, transaction costs, interest expense, gross (including interest expense in discontinued operations), retirement severance expense, depreciation and amortization, share-based compensation expense to management and trustees and costs (gain) associated with loan refinancing or payoff, net; subtracting interest cost capitalized, straight-line rental revenue, gain on early extinguishment of debt, gain (loss) on sale of real estate from continuing and discontinued operations, gain on insurance recovery, gain on previously held equity interest, gain on early extinguishment of debt and deferred income tax benefit (expense). We calculated interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. We consider the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. Our calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO
The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and preferred share dividends are also added to the denominator. We consider the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. Our calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

DEBT SERVICE COVERAGE RATIO
The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and recurring principal payments are also added to the denominator. We consider the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. Our calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

TOTAL INVESTMENTS
Total investments is a non-GAAP financial measure defined as the sum of the carrying values of rental properties (before accumulated depreciation), land held for development, property under development, mortgage notes receivable (including related accrued interest receivable), investment in direct financing leases, net, investment in joint ventures, intangible assets, gross (included in other assets) and notes receivable and related accrued interest receivable, net (included in other assets). Total investments is a useful measure for management and investors as it illustrates across which asset categories the Company's funds have been invested.

Q4 2017 Supplemental	Page 33

Appendix to Supplemental Operating and Financial Data
Reconciliation of Certain Non-GAAP Financial Measures
Fourth Quarter and Year Ended December 31, 2017

Q4 2017 Supplemental	Page 34

RECONCILIATION OF INTEREST COVERAGE AMOUNT TO NET CASH PROVIDED BY OPERATING ACTIVITIES
(UNAUDITED, DOLLARS IN THOUSANDS)

The interest coverage amount per the table on page 17 is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used by investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	4TH QUARTER 2017	3RD QUARTER 2017	2ND QUARTER 2017	1ST QUARTER 2017	4TH QUARTER 2016	3RD QUARTER 2016

Net cash provided by operating activities	$90,792	$120,038	$105,499	$74,771	$90,429	$63,241

Equity in (loss) income from joint ventures	(14)	35	59	(8)	118	203
Distributions from joint ventures	—	—	—	(442)	(305)	—
Amortization of deferred financing costs	(1,588)	(1,598)	(1,525)	(1,456)	(1,265)	(1,187)
Amortization of above and below market leases, net and tenant allowances	66	55	31	(45)	(45)	(42)
Increase (decrease) in mortgage notes and related accrued interest receivable	408	1,040	(817)	(1,098)	(760)	916
Increase (decrease) in restricted cash	114	(970)	(72)	1,786	156	(202)
Increase (decrease) in accounts receivable, net	1,354	(6,714)	(786)	(2,720)	18,561	14,739
Increase in direct financing lease receivable	205	199	407	397	752	767
Increase (decrease) in other assets	(534)	30	(952)	3,147	(1,873)	448
Decrease (increase) in accounts payable and accrued liabilities	(9,049)	1,689	(212)	12,492	(22,285)	4,329
Decrease (increase) in unearned rents and interest	10,891	(11,844)	(1,236)	(2,738)	1,625	1,223
Non-cash fee income	—	—	—	—	1,588	—
Straight-line rental revenue	7,085	(2,357)	(4,009)	(5,051)	(6,062)	(4,597)
Interest expense, gross	37,360	36,753	35,599	33,483	29,549	27,196
Interest cost capitalized	(2,046)	(2,492)	(2,550)	(2,791)	(2,715)	(2,931)
Transaction costs	135	113	218	57	2,988	2,947
Interest coverage amount (1)	$135,179	$133,977	$129,654	$109,784	$110,456	$107,050

Net cash used by investing activities	$(67,161)	$(286,428)	$(147,909)	$(200,715)	$(246,896)	$(147,051)

Net cash provided by financing activities	$6,809	$106,889	$98,715	$121,053	$168,566	$82,672

(1) See pages 31 through 33 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

Q4 2017 Supplemental	Page 35

RECONCILIATION OF QUARTERLY CASH NOI RUN RATE AND QUARTERLY GAAP NOI RUN RATE

Net Operating Income ("NOI"), Quarterly Cash NOI Run Rate and Quarterly GAAP NOI Run Rate as used on pages 28 and 29 are non-GAAP financial measures and should not be considered as alternatives to net income (loss) in accordance with GAAP as indications of our performance or to cash flows as a measure of our liquidity. The tables on pages 37 through 41 provide reconciliations of these non-GAAP measures with respect to each segment and property type, and should be read in conjunction with the reconciliations on page 21 of our segment Adjusted EBITDA - continuing operations to our net income.

The following explanatory notes apply to the tables on pages 37 through 39.

(1) Adjustments for Corporate/Unallocated and Other is calculated by subtracting total investment expenses from total revenue for these categories on page 21.
(2) Adjustments for properties commencing or terminating GAAP net operating income during the quarter.
(3) To adjust percentage rents and participating interest income from the actual latest quarterly amount to the trailing 12 month amount divided by 4.
(4) Adjustments for properties commencing or terminating cash payments during the quarter, as well as in-service projects with only straight-line revenue.
(5) Adjustments to income from mortgages receivable to be consistent with end of quarter balance.
(6) Non-recurring adjustments relate to termination fees, a gain from an insurance claim and a non-recurring revenue recovery.

Q4 2017 Supplemental	Page 36

RECONCILIATION OF NET ASSET VALUE (NAV) COMPONENTS
(UNAUDITED, DOLLARS IN THOUSANDS)
ANNUALIZED NET OPERATING INCOME (NOI) RUN RATES - OWNED PROPERTIES (FOR NAV CALCULATIONS)
FOR THE THREE MONTHS ENDED DECEMBER 31, 2017
	ENTERTAINMENT				EDUCATION				RECREATION
	MEGA-PLEX	ERC's/RETAIL	OTHER ENTERTAIN-MENT	TOTAL	PUBLIC CHARTER SCHOOLS	EARLY CHILD-HOOD EDU.	PRIVATE SCHOOLS	TOTAL	SKI AREAS	ATTRAC-TIONS	GOLF ENTERTAIN-MENT COMPLEXES	OTHER RECREA-TION	TOTAL	CORP./UNALLO-CATED AND OTHER	TOTAL
Total revenue	$55,877	$16,128	$2,378	$74,383	$13,719	$(7,096)	$6,239	$12,862	$5,967	$12,791	$13,911	$1,240	$33,909	$2,869	$124,023
Property operating expense	611	5,480	24	6,115	160	6,003	—	6,163	—	31	—	—	31	582	12,891
Other expense	—	—	—	—	—	—	—	—	—	—	—	—	—	242	242
Total investment expense	611	5,480	24	6,115	160	6,003	—	6,163	—	31	—	—	31	824	13,133
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	(9,596)	(9,596)
Straight-line rental revenue write-off related to CLA	—	—	—	—	—	9,010	—	9,010	—	—	—	—	—	—	9,010
Bad debt expense related to CLA	—	—	—	—	—	6,003	—	6,003	—	—	—	—	—	—	6,003
Adjusted EBITDA	$55,266	$10,648	$2,354	$68,268	$13,559	$1,914	$6,239	$21,712	$5,967	$12,760	$13,911	$1,240	$33,878	$(7,551)	$116,307
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	9,596	9,596
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,045)	(2,045)
NOI	$55,266	$10,648	$2,354	$68,268	$13,559	$1,914	$6,239	$21,712	$5,967	$12,760	$13,911	$1,240	$33,878	$—	$123,858
Quarterly GAAP NOI run rate
NOI	$55,266	$10,648	$2,354	$68,268	$13,559	$1,914	$6,239	$21,712	$5,967	$12,760	$13,911	$1,240	$33,878	$—	$123,858
In-service adjustments (2)	697	—	114	811	5	(89)	325	241	24	18	494	4	540	—	1,592
Percentage rent/participation adjustments (3)	(206)	(315)	—	(521)	—	—	(153)	(153)	243	(209)	(515)	—	(481)	—	(1,155)
Non-recurring adjustments (6)	—	1	—	1	(1,856)	—	—	(1,856)	—	—	—	—	—	—	(1,855)
Quarterly GAAP NOI run rate	$55,757	$10,334	$2,468	$68,559	$11,708	$1,825	$6,411	$19,944	$6,234	$12,569	$13,890	$1,244	$33,937	$—	$122,440
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$223,028	$41,336	$9,872	$274,236	$46,832	$7,300	$25,644	$79,776	$24,936	$50,276	$55,560	$4,976	$135,748	$—	$489,760
Quarterly cash NOI run rate
NOI	$55,266	$10,648	$2,354	$68,268	$13,559	$1,914	$6,239	$21,712	$5,967	$12,760	$13,911	$1,240	$33,878	$—	$123,858
In-service adjustments (4)	403	65	156	624	(718)	403	123	(192)	24	18	487	48	577	—	1,009
Percentage rent/participation adjustments (3)	(206)	(315)	—	(521)	—	—	(153)	(153)	243	(209)	(515)	—	(481)	—	(1,155)
Non-recurring adjustments (6)	—	1	—	1	(1,856)	—	—	(1,856)	—	—	—	—	—	—	(1,855)
Non-cash revenue	(416)	256	(70)	(230)	(1,056)	(733)	(624)	(2,413)	(123)	(53)	(327)	(29)	(532)	—	(3,175)
Quarterly cash NOI run rate	55,047	10,655	2,440	68,142	9,929	1,584	5,585	17,098	6,111	12,516	13,556	1,259	33,442	—	118,682
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$220,188	$42,620	$9,760	$272,568	$39,716	$6,336	$22,340	$68,392	$24,444	$50,064	$54,224	$5,036	$133,768	$—	$474,728

Q4 2017 Supplemental	Page 37

RECONCILIATION OF NET ASSET VALUE (NAV) COMPONENTS
(UNAUDITED, DOLLARS IN THOUSANDS)

ANNUALIZED NET OPERATING INCOME (NOI) RUN RATES - FINANCED PROPERTIES (FOR NAV CALCULATIONS)
FOR THE THREE MONTHS ENDED DECEMBER 31, 2017

	ENTERTAINMENT				EDUCATION				RECREATION
	MEGA-PLEX	ERC's/RETAIL	OTHER ENTERTAIN-MENT	TOTAL	PUBLIC CHARTER SCHOOLS	EARLY CHILD-HOOD EDU.	PRIVATE SCHOOLS	TOTAL	SKI AREAS	ATTRAC-TIONS	GOLF ENTERTAIN-MENT COMPLEXES	OTHER RECREA-TION	TOTAL	CORP./UNALLO-CATED AND OTHER	TOTAL
Total revenue	$187	$—	$794	$981	$6,227	$1,545	$1,334	$9,106	$8,549	$3,482	$1,237	$322	$13,590	$—	$23,677
Property operating expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total investment expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted EBITDA	$187	$—	$794	$981	$6,227	$1,545	$1,334	$9,106	$8,549	$3,482	$1,237	$322	$13,590	$—	$23,677
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
NOI	$187	$—	$794	$981	$6,227	$1,545	$1,334	$9,106	$8,549	$3,482	$1,237	$322	$13,590	$—	$23,677

Quarterly GAAP NOI run rate
NOI	$187	$—	$794	$981	$6,227	$1,545	$1,334	$9,106	$8,549	$3,482	$1,237	$322	$13,590	$—	$23,677
In-service adjustments (5)	(131)	—	—	(131)	(7)	—	—	(7)	(1)	—	—	—	(1)	—	(139)
Percentage rent/participation adjustments (3)	—	—	(39)	(39)	—	—	—	—	—	221	—	—	221	—	182
Non-recurring adjustments (6)	—	—	—	—	(602)	—	—	(602)	(232)	—	—	—	(232)	—	(834)
Quarterly GAAP NOI run rate	$56	$—	$755	$811	$5,618	$1,545	$1,334	$8,497	$8,316	$3,703	$1,237	$322	$13,578	$—	$22,886
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$224	$—	$3,020	$3,244	$22,472	$6,180	$5,336	$33,988	$33,264	$14,812	$4,948	$1,288	$54,312	$—	$91,544
Quarterly cash NOI run rate
NOI	$187	$—	$794	$981	$6,227	$1,545	$1,334	$9,106	$8,549	$3,482	$1,237	$322	$13,590	$—	$23,677
In-service adjustments (5)	(143)	—	—	(143)	36	—	—	36	—	—	—	—	—	—	(107)
Percentage rent/participation adjustments (3)	—	—	(39)	(39)	—	—	—	—	—	221	—	—	221	—	182
Non-recurring adjustments (6)	—	—	—	—	(602)	—	—	(602)	(232)	—	—	—	(232)	—	(834)
Non-cash revenue	—	—	(7)	(7)	(657)	(15)	(10)	(682)	(30)	—	—	—	(30)	—	(719)
Quarterly cash NOI run rate	44	—	748	792	5,004	1,530	1,324	7,858	8,287	3,703	1,237	322	13,549	—	22,199
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$176	$—	$2,992	$3,168	$20,016	$6,120	$5,296	$31,432	$33,148	$14,812	$4,948	$1,288	$54,196	$—	$88,796

Q4 2017 Supplemental	Page 38

RECONCILIATION OF NET ASSET VALUE (NAV) COMPONENTS
(UNAUDITED, DOLLARS IN THOUSANDS)
ANNUALIZED NET OPERATING INCOME (NOI) RUN RATES - TOTAL - OWNED AND FINANCED PROPERTIES (FOR NAV CALCULATIONS) - SUM OF PAGES 35 AND 36
FOR THE THREE MONTHS ENDED DECEMBER 31, 2017
	ENTERTAINMENT				EDUCATION				RECREATION
	MEGA-PLEX	ERC's/RETAIL	OTHER ENTERTAIN-MENT	TOTAL	PUBLIC CHARTER SCHOOLS	EARLY CHILD-HOOD EDU.	PRIVATE SCHOOLS	TOTAL	SKI AREAS	ATTRAC-TIONS	GOLF ENTERTAIN-MENT COMPLEXES	OTHER RECREA-TION	TOTAL	CORP./UNALLO-CATED AND OTHER	TOTAL
Total revenue	$56,064	$16,128	$3,172	$75,364	$19,946	$(5,551)	$7,573	$21,968	$14,516	$16,273	$15,148	$1,562	$47,499	$2,869	$147,700
Property operating expense	611	5,480	24	6,115	160	6,003	—	6,163	—	31	—	—	31	582	12,891
Other expense	—	—	—	—	—	—	—	—	—	—	—	—	—	242	242
Total investment expense	611	5,480	24	6,115	160	6,003	—	6,163	—	31	—	—	31	824	13,133
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	(9,596)	(9,596)
Straight-line rental revenue write-off related to CLA	—	—	—	—	—	9,010	—	9,010	—	—	—	—	—	—	9,010
Bad debt expense related to CLA	—	—	—	—	—	6,003	—	6,003	—	—	—	—	—	—	6,003
Adjusted EBITDA	$55,453	$10,648	$3,148	$69,249	$19,786	$3,459	$7,573	$30,818	$14,516	$16,242	$15,148	$1,562	$47,468	$(7,551)	$139,984
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	9,596	9,596
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	—	(2,045)	(2,045)
NOI	$55,453	$10,648	$3,148	$69,249	$19,786	$3,459	$7,573	$30,818	$14,516	$16,242	$15,148	$1,562	$47,468	$—	$147,535
Quarterly GAAP NOI run rate
NOI	$55,453	$10,648	$3,148	$69,249	$19,786	$3,459	$7,573	$30,818	$14,516	$16,242	$15,148	$1,562	$47,468	$—	$147,535
In-service adjustments (2) (5)	566	—	114	680	(2)	(89)	325	234	23	18	494	4	539	—	1,453
Percentage rent/participation adjustments (3)	(206)	(315)	(39)	(560)	—	—	(153)	(153)	243	12	(515)	—	(260)	—	(973)
Non-recurring adjustments (6)	—	1	—	1	(2,458)	—	—	(2,458)	(232)	—	—	—	(232)	—	(2,689)
Quarterly GAAP NOI run rate	$55,813	$10,334	$3,223	$69,370	$17,326	$3,370	$7,745	$28,441	$14,550	$16,272	$15,127	$1,566	$47,515	$—	$145,326
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$223,252	$41,336	$12,892	$277,480	$69,304	$13,480	$30,980	$113,764	$58,200	$65,088	$60,508	$6,264	$190,060	$—	$581,304
Quarterly cash NOI run rate
NOI	$55,453	$10,648	$3,148	$69,249	$19,786	$3,459	$7,573	$30,818	$14,516	$16,242	$15,148	$1,562	$47,468	$—	$147,535
In-service adjustments (4) (5)	260	65	156	481	(682)	(8,607)	123	(9,166)	24	18	487	48	577	—	(8,108)
Percentage rent/participation adjustments (3)	(206)	(315)	(39)	(560)	—	—	(153)	(153)	243	12	(515)	—	(260)	—	(973)
Non-recurring adjustments (6)	—	1	—	1	(2,458)	—	—	(2,458)	(232)	—	—	—	(232)	—	(2,689)
Non-cash revenue	(416)	256	(77)	(237)	(1,713)	8,262	(634)	5,915	(153)	(53)	(327)	(29)	(562)	—	5,116
Quarterly cash NOI run rate	55,091	10,655	3,188	68,934	14,933	3,114	6,909	24,956	14,398	16,219	14,793	1,581	46,991	—	140,881
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$220,364	$42,620	$12,752	$275,736	$59,732	$12,456	$27,636	$99,824	$57,592	$64,876	$59,172	$6,324	$187,964	$—	$563,524

Q4 2017 Supplemental	Page 39

RECONCILIATION OF ADJUSTED EBITDA AND ANNUALIZED ADJUSTED EBITDA
(UNAUDITED, DOLLARS IN THOUSANDS)
ADJUSTED EBITDA (4):	4TH QUARTER 2017	3RD QUARTER 2017	2ND QUARTER 2017	1ST QUARTER 2017	4TH QUARTER 2016	3RD QUARTER 2016
Net income available to common shareholder of EPR Properties	$54,668	$57,003	$74,583	$47,964	$52,190	$51,575
Costs associated with loan refinancing or payoff	58	1,477	9	5	—	14
Gain on early extinguishment of debt	—	—	(977)	—	—	—
Interest expense, net	35,271	34,194	32,967	30,692	26,834	24,265
Transaction costs	135	113	218	57	2,988	2,947
Impairment charges	—	—	10,195	—	—	—
Depreciation and amortization	37,027	34,694	33,148	28,077	28,351	27,601
Equity in loss (income) from joint ventures	14	(35)	(59)	8	(118)	(203)
Gain on sale of real estate	(13,480)	(997)	(25,461)	(2,004)	(1,430)	(1,615)
Income tax expense (benefit)	383	587	475	954	(84)	358
Preferred dividend requirements	6,438	5,951	5,952	5,952	5,951	5,951
Preferred share redemption costs	4,457	—	—	—	—	—
Gain on insurance recovery (1)	—	—	(606)	—	(847)	(1,825)
Straight-line rental revenue write-off related to CLA (2)	9,010	—	—	—	—	—
Bad debt expense related to CLA (3)	6,003	—	—	—	—	—
Adjusted EBITDA (for the quarter)	$139,984	$132,987	$130,444	$111,705	$113,835	$109,068

Adjusted EBITDA (5)	$559,936	$531,948	$521,776	$446,820	$455,340	$436,272

ANNUALIZED ADJUSTED EBITDA (4):
Adjusted EBITDA (for the quarter)	$139,984	$132,987	$130,444	$111,705	$113,835	$109,068
Corporate/unallocated and other NOI (6)	(2,045)	(2,298)	(2,521)	(2,489)	(2,569)	(2,569)
In-service adjustments (7)	1,453	5,074	3,287	2,948	2,493	2,833
Percentage rent/participation adjustments (8)	(973)	(1,107)	(204)	593	(503)	(1,390)
Non-recurring adjustments (9)	(2,689)	(2)	(607)	(6)	(2,522)	(1,833)
Annualized Adjusted EBITDA (for the quarter)	$135,730	$134,654	$130,399	$112,751	$110,734	$106,109

Annualized Adjusted EBITDA (10)	$542,920	$538,616	$521,596	$451,004	$442,936	$424,436

See footnotes on following page.

Q4 2017 Supplemental	Page 40

RECONCILIATION OF ADJUSTED EBITDA AND ANNUALIZED ADJUSTED EBITDA
(UNAUDITED, DOLLARS IN THOUSANDS)
	4TH QUARTER 2017	3RD QUARTER 2017	2ND QUARTER 2017	1ST QUARTER 2017	4TH QUARTER 2016	3RD QUARTER 2016

(1) Included in other income in the consolidated statements of income in the Company's Annual Report on Form 10-K and the Company's Quarterly Report on Form 10-Q. Reconciliation is as follows:
Income from settlement of foreign currency swap contracts	$577	$520	$697	$663	$705	$643
Fee income	—	1	—	—	1,588	—
Gain on insurance recovery	—	—	606	—	847	1,825
Miscellaneous income	—	1	1	29	87	8
Other income	$577	$522	$1,304	$692	$3,227	$2,476

(2) Included in rental revenue in the consolidated statements of income in the Company's Annual Report on Form 10-K and the Company's Quarterly Report on Form 10-Q. Reconciliation is as follows:
Minimum rent	$123,208	$118,179	$113,723	$101,056	$99,354	$95,952
Percentage rent	3,108	2,212	1,646	850	1,966	1,707
Straight-line rental revenue	1,925	2,357	4,009	5,051	6,062	4,597
Straight-line rental revenue write-off related to CLA	(9,010)	—	—	—	—	—
Other rental revenue	84	79	91	80	92	26
Rental revenue	$119,315	$122,827	$119,469	$107,037	$107,474	$102,282

(3) Included in property operating expense in the consolidated statements of income in the Company's Annual Report on Form 10-K and the Company's Quarterly Report on Form 10-Q. Reconciliation is as follows:

Expenses related to the operations of our retail centers and other specialty properties	$6,649	$5,961	$5,886	$5,915	$5,778	$5,638
Bad debt expense	239	379	186	435	137	(12)
Bad debt expense related to CLA	6,003	—	—	—	—	—
Property operating expense	$12,891	$6,340	$6,072	$6,350	$5,915	$5,626

(4) See pages 31 through 33 for definitions.
(5) Adjusted EBITDA for the quarter is multiplied by four to calculate an annual amount.
(6) Adjustments for Corporate/Unallocated and Other is calculated by subtracting total investment expenses from total revenue for these categories on page 21.
(7) Adjustments for properties commencing or terminating GAAP net operating income during the quarter.
(8) To adjust percentage rents and participating interest income from the actual latest quarterly amount to the trailing 12 month amount divided by 4.
(9) Non-recurring adjustments relate to termination fees, a gain from an insurance claim and a non-recurring revenue recovery.
(10) Annualized Adjusted EBITDA for the quarter is multiplied by four to calculate an annual amount.

Q4 2017 Supplemental	Page 41